Asset Impairment	3 Months Ended
Mar. 31, 2017
Property, Plant and Equipment [Abstract]
Asset Impairment

NOTE 13 — Asset Impairment

In the first quarter of 2016, due to the accelerated end of production in certain programs with an automotive customer, the Company evaluated its long-lived assets in accordance with ASU 360, “Property, Plant and Equipment.” As the carrying value of the assets exceeded the expected undiscounted cash flows, the Company estimated the fair value of these assets to determine whether impairment existed. The fair value of the assets was estimated, using Level 2 inputs, based on the expected sale proceeds of similar machinery and equipment as determined using third party quotes and appraisals. As a result of its analysis, the Company recorded an asset impairment charge of $4.0 million.